SUMMARY PROSPECTUS

DATED APRIL 29, 2015

ETF Series Trust

Recon Capital NASDAQ 100 Covered Call ETF (NASDAQ Ticker: QYLD)

Before you invest, you may want to review Recon Capital NASDAQ 100 Covered Call ETF’s (“Fund”) statutory prospectus (“Prospectus”), which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated March 2, 2015, as amended April 29, 2015, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://reconfunds.com/investor-materials. You can also obtain this information at no cost by calling 1-844-RC-FUNDS (1-844-723-8637) (9 a.m. to 6 p.m. Eastern Time) or sending an email request to info@reconfunds.com.

Investment Objective

The Fund seeks to provide investment results that will closely correspond, before fees and expenses, generally to the price and yield performance of the CBOE NASDAQ-100® BuyWrite Index (“BXN Index” or “Index”).

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%
Distribution and/or Service (12b-1) Fees	—%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses	0.60%

(a)	The Fund bears other expenses that are not covered under the management fee, which may vary and affect the total level of expenses paid by the Fund, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses). “Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	Expenses
1	$ 61
3	$192
5	$335
10	$750

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Shares are held in a taxable account. These costs may affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Using a passive or indexing investment approach, the Fund seeks to achieve its investment objective to track the performance of the Index. The Index measures the total return of a portfolio consisting of common stocks of the 100 companies included in the NASDAQ-100® Index and call options systematically written on those securities through a “buy-write” or covered call strategy. A “buy-write” strategy is an investment strategy in which the Fund buys a specific basket of stocks (such as the NASDAQ-100® Index) and sells covered call options that correspond to that basket of stocks.

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The Fund will invest at least 80% of its total assets in common stocks of the companies included in NASDAQ-100® Index, (“80% Policy”). The Fund employs a replication strategy to track the Index, which means it invests in common stocks included in the NASDAQ-100® Index generally in proportion to their weightings in the NASDAQ-100® Index, and call options written (sold) on the NASDAQ-100® Index. Under normal market conditions, the Fund will invest more than 80% of its total assets in the Index. Each calendar month the Fund will write (sell) a succession of one-month call options on the NASDAQ-100® Index and will cover such options by holding the securities underlying the options written. Each option written will (i) have an exercise price generally at or above the prevailing market price of the NASDAQ-100® Index; (ii) be traded on a national securities exchange; (iii) be held to its date of maturity (unless the Fund “closes out” the option through the repurchase of the option on the market close the last day of trading); (iv) expire on its date of maturity (in the next calendar month); (v) only be subject to exercise on its expiration date; and (vi) be settled in cash.

In return for the payment of a premium to the Fund, a purchaser of the call options written by the Fund is entitled to receive a cash payment from the Fund equal to the difference between the value of the NASDAQ-100® Index and the exercise price of the option if the value of the option on the expiration date is above its exercise price. In addition, the Fund’s covered call options are expected to partially protect the Fund from a decline in the price of the NASDAQ-100® Index through means of the premiums received by the Fund. The Fund expects over time to have a tracking error relative to the performance of the Index of no more than 90% before fees and expenses. Tracking error of 0% would represent perfect correlation.

As of January 31, 2015, the Index included 108 securities of companies with a market capitalization range of between approximately $3.58 billion and $697.33 billion and an average market capitalization of $44.49 billion. These amounts are subject to change.

The Fund’s 80% Policy and the index upon which the Fund seeks to track its performance may be changed without shareholder approval upon 60 days prior written notice to shareholders.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (“1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As of January 31, 2015, the Index was concentrated in the information technology and telecommunications sectors, while the consumer staples sector represented a significant portion of the Index.

Principal Risks of Investing in the Fund

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund.

Writing Covered Call Option Risk. By writing covered call options, in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the NASDAQ-100® Index above the exercise prices of such options, but will continue to bear the risk of declines in the value of the NASDAQ-100® Index. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, the Fund’s ability to sell the securities underlying the options will be limited while the options are in effect unless the Fund cancels out the option positions through the purchase of offsetting identical options prior to the expiration of the written options. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to do so, which may increase the risk of tracking error.

Risk of Investing in the Information Technology Sector. Because the Index was concentrated in the information technology sector as of January 31, 2015, the Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Risk of Investing in the Telecommunications Sector. To the extent that the Index continues to be concentrated in the telecommunications sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the telecommunications sector. Companies in the telecommunications sector may be affected by industry competition, substantial capital requirements, government regulations and obsolescence of telecommunications products and services due to technological advancement.

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Risk of Investing in the Consumer Staples Sector. To the extent that the consumer staples sector continues to represent a significant portion of the Index, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the consumer staples sector. These companies may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending.

U.S. Federal Income Tax Risk. You should consult your tax advisor as to the tax consequences of acquiring, owning and disposing of Shares and whether an investment in the Fund should be made in a taxable account or whether it is best suited for a tax deferred entity or tax-exempt retirement account. A significant portion of income received from the Fund may be subject to tax at greater rates than would apply if the Fund were engaged in a different investment strategy. As a result of its investment strategy, the Fund will not be able to designate a portion of its dividends as being eligible for lower rates of tax in the hands of non-corporate shareholders (dividends that are commonly referred to as “qualified dividend income,” which are subject to U.S. federal income tax at rates up to 20%) or as being eligible for the dividends received deduction when received by certain corporate shareholders. The Fund expects to account for its gain or loss on its investments for federal income tax purposes on a daily mark-to-market basis. Generally, the mark to market gains and losses from the stock positions will be compared with the mark-to-market gains or losses from the call options on a daily basis. To the extent that there is more gain or loss from the Fund’s stock positions, the Fund will generally have short-term capital gain, which is generally taxed like ordinary income at ordinary income tax rates, or short-term capital loss. To the extent there is more gain or loss from the call options, such capital gain or loss will generally be 60% long-term and 40% short-term. Tax rules also impose limits on the total percentage of gain for the tax year that can be characterized as long term capital gain and the percentage of loss for the tax year that can be characterized as short term capital loss.

Common Stock Risk. Common stocks held by the Fund may fall in value due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Investments in common stocks may be more volatile than investments in other asset classes. Common stocks are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments.

Market Risk. The prices of the securities in the Fund are subject to the risk associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. The value of Shares will generally decline in correlation with any decline in the value of the securities in the Index. An investment in the Fund may lose money.

Index Tracking Risk. While the Fund seeks to achieve a high degree of correlation with the Index, the Fund’s return may not match the return of the Index due to, among other reasons, operating expenses, transaction costs, cash flows, and operational inefficiencies. For example, the Fund incurs operating expenses not applicable to the Index and incurs costs when buying and selling securities, particularly where the Fund must rebalance its securities holdings to reflect changes in the composition of the Index. The Fund may be unable to write options at the times or at the prices that the Index expects such options to be written. Because these and other costs are not factored into the return of the Index, the Fund’s return may deviate significantly from the return of the Index.

Passive Management Risk. Because the Fund is not “actively” managed, unless a security is removed from the Index, the Fund generally would not sell the security. Therefore, the Fund may underperform funds that actively shift their portfolio assets to take advantage of market opportunities or to move to defensive positions to lessen the impact of a market decline or a decline in the value of one or more issuers.

Management Risk. As the Fund may not fully replicate the Index, it is subject to the risk that the Adviser’s investment strategy may not produce the intended results.

Market Trading Risk. The Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility or potential lack of an active trading market for Shares, which may result in Shares trading at a significant premium or discount to net asset value (“NAV”). If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Non-Diversified Risk. Because the Fund is non-diversified under the 1940 Act and may invest in a smaller number of issuers or a larger proportion of its assets may be invested in a single issuer, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. To the extent that the Fund is concentrated in the securities of a particular industry or group of industries, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to economic, political, regulatory or other conditions than if the Fund’s assets were invested in a wider variety of industries or groups of industries.

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Performance

The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at reconfunds.com.

Annual Total Returns — Calendar Year

Best Quarter:	2.68%	2Q ’14
Worst Quarter:	-1.56%	4Q ’14

Average Annual Total Returns for the Periods Ended December 31, 2014

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (12/12/13)
Returns Before Taxes	3.81%	5.45%
Returns Before Taxes on Distributions[1]	-0.74%	1.07%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	2.13%	2.21%
CBOE NASDAQ-100® BuyWrite Index	4.05%	3.46%
NASDAQ-100® Index	17.94%	21.48%

[1]	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Portfolio Management

Investment Adviser. Recon Capital Advisors, LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio since December 2013: Kevin Kelly and Garrett Paolella.

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof, and only with “authorized participants” who have entered into contractual arrangements with Foreside Fund Services, LLC, the Fund’s distributor (“Distributor”). A Creation Unit consists of 50,000 Shares.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are expected to be approved for listing, subject to notice of issuance, on NASDAQ Stock Market, Inc. (“Exchange” or “NASDAQ”) and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

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